UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

Protection One, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12181-01

(Commission File Number)

93-1063818

(I.R.S. Employer Identification No.)

1035 N. 3rd Street, Suite 101
Lawrence, Kansas 66044
(Address of Principal Executive Offices, Including Zip Code)

(785) 856-5500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described in Item 5.01 hereof, incorporated herein by reference, the Company no longer fulfills the numerical listing requirements of NASDAQ Stock Market (“NASDAQ”).  Accordingly, on June 4, 2010, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 thereby effecting the delisting of the Common Stock from NASDAQ and the deregistration of the Common Stock under Section 12(b) of the Exchange Act.

Item 3.02  Unregistered Sale of Equity Securities.

On June 4, 2010, subsequent to the expiration of the Offer and pursuant to the Merger Agreement, Acquisition Sub exercised its option (the “Top-Up Option”) to purchase directly from the Company 48,868,142 newly-issued shares of Common Stock (the “Top-Up Shares”) at the Offer Price and in exchange for an unsecured, non-negotiable and non-transferable promissory note issued by Acquisition Sub to the Company in the aggregate principal amount of $757,456,201, bearing interest at 10% per annum, compounded monthly, with principal and interest due one year after the purchase of the Top-Up Shares, prepayable in whole or in part without premium or penalty.  The Top-Up Shares, when combined with the number of shares of Common Stock owned by Parent and Acquisition Sub immediately prior to the exercise of the Top-Up Option, represented at least 90% of the outstanding Common Stock.  The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 5.01  Changes in Control of Registrant.

As previously disclosed on April 26, 2010, Protection One, Inc., a Delaware corporation (the “Company”), Protection Holdings, LLC, a Delaware limited liability company (“Parent”), and Protection Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Acquisition Sub”), entered into an Agreement and Plan of Merger, dated April 26, 2010 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated May 21, 2010, the “Merger Agreement”).

On May 3, 2010, pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Acquisition Sub commenced a tender offer to acquire all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), for $15.50 per share to the seller in cash, net of applicable withholdings and without interest (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 3, 2010, as amended, and in the related Letter of Transmittal (which together with all amendments and supplements thereto, collectively constitute the “Offer”).

The Offer expired at 9:00 a.m., New York City time, on June 4, 2010.  Based on information provided by the depository for the Offer, an aggregate of 23,434,112 shares of Common Stock were validly tendered and not withdrawn as of the expiration of the Offer.  Acquisition Sub accepted for payment all Common Stock validly tendered and not withdrawn prior to the expiration of the Offer.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

On June 4, 2010, pursuant to the Merger Agreement, Acquisition Sub effected a “short-form” merger, pursuant to which Acquisition Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent.  At the effective time of the Merger, all remaining outstanding Common Stock not tendered in the Offer (other than Common Stock held by Parent and Acquisition Sub and Common Stock for which appraisal rights are properly demanded and perfected in accordance with Delaware law) was, by virtue of the Merger and without any action on the part of the holders of Common Stock, converted into the right to receive the Offer Price, without interest and subject to any required withholding taxes.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s

Current Report on Form 8-K filed on April 26, 2010 (and the amendment thereto set forth as Exhibit 99.(e)(8) to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed on May 21, 2010), and is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2010 and in connection with the transactions contemplated by the Merger Agreement, each of Richard Ginsburg, Peter R. Ezersky, Alex Hocherman, Raymond C. Kubacki, Robert J. McGuire, Thomas J. Russo, Edward Sippel, Michael Weinstock and Arlene M. Yocum resigned as directors of the Company, and each of David A. Donnini, Collin E. Roche, Aaron D. Cohen, Tannaz S. Chapman, Timothy J. Whall and James M. Covert, the directors of Acquisition Sub immediately prior to the effective time of the Merger, became the directors of the Company.  Acquisition Sub has advised the Company that, to the best of its knowledge, none of its designees or any of his or her immediate family members (i) has a familial relationship with any directors, other nominees or executive officers of the Company or any of its subsidiaries, or (ii) has been involved in any transactions with the Company or any of its subsidiaries, in each case, that are required to be disclosed pursuant to the rules and regulations of the SEC, except as may be disclosed in the Schedule 14D-9.

On June 4, 2010, each of Richard Ginsburg, Darius G. Nevin and Peter J. Pefanis resigned from every officer position each held at the Company and its subsidiaries, including the Company positions of President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President and Chief Operating Officer, respectively.  Immediately following such resignations, Timothy J. Whall was appointed as President and Chief Executive Officer and Daniel M. Bresingham was appointed as Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2010	PROTECTION ONE, INC.

	By:	/s/ J. Eric Griffin
	Name:	J. Eric Griffin
	Title:	Vice President, General Counsel and Secretary